                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 March 25, 1999
                Date of Report (Date of Earliest Event Reported)

  Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing
      Agreement dated as of October 1, 1998 among the Sponsor, PNC Mortgage Securities Corp., as Seller and Master Servicer, and State Street Bank and Trust
  Company, as Trustee, providing for the issuance of the Mortgage Pass-Through
                          Certificates, Series 1998-1)

                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                   333-46019-1                 68-0397342
          --------                   -----------                 ----------
      (State or Other          (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events
               ------------

               Filing of Certain Materials
               ---------------------------

               Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of its Mortgage Loan Pass-Through Certificates, Series 1998-1 (the
               "Certificates").

               The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).     Exhibits
               --------

               10.1 Monthly Payment Date Statement distributed to
                    Certificateholders, dated March 25, 1999.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 22, 1999



                                    HEADLANDS MORTGAGE
                                    SECURITIES INC.



                                    By:  /s/ Gilbert J. MacQuarrie
                                       ---------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       and Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1 Monthly Payment Date Statement distributed to
     Certificateholders, dated March 25, 1999.................................5